SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is June 18, 2025.

MFS® Asset Allocation Portfolios

Effective immediately, the sixth paragraph in the sub-section entitled "Principal Investment Strategies" under the sub-section entitled “MFS Growth Series” under the main heading entitled "Appendix A – Menu and Description of Underlying Funds" is restated as follows:

At a special shareholder meeting held on June 18, 2025, shareholders of the fund approved a proposal to reclassify the fund from diversified to non-diversified. This means that MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MULTI-SUP-II-061825